UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

January 20, 2009

Date of Report (date of Earliest Event Reported)

Middle Kingdom Alliance Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000 - 52358	20-4293876
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Sandy Springs Circle, Suite 223, Atlanta, GA 30328

(Address of principal executive offices and zip code)

(404) 257-9150

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 8.01	Other Events.

On January 20, 2009, MK Arizona Corp. (CIK: 1444677) filed Amendment No. 2 to its Form S-4 registration statement (file number: 333-153492). The registration statement contained the proxy statement / prospectus that, upon completion of the SEC Staff’s review of such registration statement, will be distributed to the stockholders of Middle Kingdom Alliance Corp. (“Middle Kingdom”) in connection with a special meeting of Middle Kingdom’s stockholders to approve Middle Kingdom’s proposed business combination with Pypo Digital Company Limited, a Cayman Islands exempted company, pursuant to the Agreement and Plan of Merger, Conversion and Share Exchange, dated as of September 5, 2008. This registration statement filing, as well as future amendments to this registration statement are only available on the SEC’s EDGAR system under the name of MK Arizona Corp., and can not be accessed through Middle Kingdom Alliance Corp.’s EDGAR filings.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Middle Kingdom Alliance Corp.

Date: January 22, 2009	By:	/s/ David A. Rapaport
David A. Rapaport, General Counsel & Secretary